Exhibit (a)(15)

GE FUNDS

AMENDED AND RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of GE Funds (formerly GE Investments Portfolios), a Massachusetts Business Trust (the “Trust”), acting pursuant to Section 5.11 of the Trust’s Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”), by unanimous written consent dated August 24, 1992, established and designated the initial series of the Trust as GE Multi-Style U.S. Equity Fund and, by unanimous written consent dated November 10, 1992, established the following five additional series of the Trust:

GE Tax-Exempt Income Fund

GE Fixed Income Fund

GE Global Equity Fund

GE Strategic Investment Fund

GE Money Market Fund

and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share dated November 11, 1992 was filed on November 24, 1992 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by unanimous written consent dated December 1, 1992, redesignated GE Tax-Exempt Income Fund as GE Tax-Exempt Fund and GE Multi-Style U.S. Equity Fund as GE U.S. Equity Fund and a Certificate of Amendment and Declaration of Trust and Change of Series Designation dated December 1, 1992 was filed on December 10, 1992 with the Secretary of the Commonwealth;

WHEREAS, by an instrument executed on November 29, 1993, the following series were divided into Class A Shares, Class B Shares, Class C Shares and Class D Shares 1:

GE U.S. Equity Fund

GE Tax-Exempt Fund

GE Fixed Income Fund

GE Global Equity Fund

GE Strategic Investment Fund

GE Money Market Fund

[1]	All issued and outstanding Shares of these Series were redesignated Class C Shares except those owned by banks, insurance companies and industrial corporations each purchasing Shares for their own account; investment management programs of financial institutions that contemplated purchasing shares of investment companies managed by an adviser unaffiliated with the financial institution; financial institutions investing in their fiduciary capacity on behalf of clients or customers; tax-exempt investors, including defined benefit or contribution plans, plans established under Section 403(b) of the Code, trusts established under Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, 401(k) Plans that did not choose to invest in Class A Shares, charitable, religious and educational institutions, and foundations and endowments of those investors; and investment companies not managed or sponsored by GEIM or any affiliate of GEIM, which were redesignated Class D Shares.

and an Establishment and Designation of Classes dated November 29, 1993 was filed on November 29, 1993 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on March 1, 1994, established and designated two additional series of the Trust as GE International Equity Fund and GE Short-Term Government Fund effective March 1, 1994 and by an instrument dated March 1, 1994, the shares of each such series were divided into Class A Shares, Class B Shares, Class C Shares and Class D Shares and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share and an Establishment and Designation of Classes dated March 1, 1994 were filed together as one instrument with the Secretary of the Commonwealth on March 1, 1994;

WHEREAS, the Trustees, by action taken at a meeting held on May 12, 1994, established and designated two additional series of the Trust as GE International Fixed Income Fund and GE Mid-Cap Growth Fund and by an instrument dated June 15, 1994, the shares of each such series were divided into Class A Shares, Class B Shares, Class C Shares and Class D Shares and an Establishment and Designation of Classes and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share dated June 15, 1994 were filed together as one instrument with the Secretary of the Commonwealth on June 20, 1994;

WHEREAS, the Trustees, by unanimous written consent dated July 11, 1996, established and designated an additional series of the Trust as GE Premier Growth Equity Fund and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share dated July 22, 1996 was filed on July 30, 1996 with the Secretary of the Commonwealth;

WHEREAS, by an instrument executed on July 22, 1996 the shares of the series of the Trust designated GE Premier Growth Equity Fund were divided into Class A Shares, Class B Shares, Class C Shares and Class D Shares and an Establishment and Designation of Classes dated July 22, 1996 was filed on July 30, 1996 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on May 15, 1997, established and designated two additional series of the Trust as GE

Government Securities Fund and GE Value Equity Fund and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share dated May 30, 1997 was filed on June 2, 1997 with the Secretary of the Commonwealth;

WHEREAS, by an instrument executed on May 30, 1997, the shares of beneficial interest of the series of the Trust designated GE Government Securities Fund and GE Value Equity Fund were divided into four classes of Shares, designated Class A Shares, Class B Shares, Class C Shares and Class D Shares, and an Establishment and Designation of Classes dated May 30, 1997 was filed on June 2, 1997 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on May 8, 1998, established and designated four additional series of the Trust as GE Small-Cap Value Equity Fund, GE Small-Cap Growth Equity Fund, GE Mid-Cap Value Equity Fund and GE High Yield Fund and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share was filed on May 13, 1998 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on May 8, 1998, divided the shares of beneficial interest of the series of the Trust designated GE Small-Cap Value Equity Fund, GE Small-Cap Growth Equity Fund, GE Mid-Cap Value Equity Fund and GE High Yield Fund into four classes of Shares, designated Class A Shares, Class B Shares, Class C Shares and Class D Shares and an Establishment and Designation of Classes dated May 8, 1998 was filed on May 13, 1998 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on November 6, 1998, established and designated two additional series of the Trust as GE Emerging Markets Fund and GE Europe Equity Fund and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share dated November 6, 1998 was filed on January 20, 1999 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on November 6, 1998, divided the shares of beneficial interest of the series of the Trust designated GE Europe Equity Fund and GE Emerging Markets Fund into four classes of Shares, designated Class A Shares, Class B Shares, Class C Shares and Class D Shares, and an Establishment and Designation of Classes dated November 6, 1998 was filed on January 20, 1999 with the Secretary of the Commonwealth;

WHEREAS, by action taken by the Trustees at a meeting held on June 11, 1999 and by an instrument executed on February 10, 2000:

(1)	the issued and outstanding Class C Shares of GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund were reclassified as Class A Shares as of the close of business on September 17, 1999, with such Class C Shares to be entitled to all the rights and preferences accorded to Class A Shares under the Declaration and under the Establishment and Designation of Classes with respect to such Series, and the Class C Shares of those series were no longer offered as of that date;

(2)	the issued and outstanding Class A Shares of GE U.S. Equity Fund, GE Premier Growth Equity Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Fixed Income Fund, GE Short-Term Government Fund, GE High Yield Fund and GE Strategic Investment Fund were reclassified as Class C Shares and such Class C Shares were then designated as Class A Shares (identical in all respects to Class C Shares except for the title of the Class) and Class C Shares of those series were no longer offered as of the close of business on September 17, 1999; and

(3)	the Class D Shares of each of the series mentioned above were redesignated as Class Y Shares of such series as of the close of business on September 17, 1999 with such Class Y Shares having all the rights and preferences previously afforded to such Class D Shares and the Class D Shares were no longer offered as of such date and two separate Amendments to Establishment and Designation of Classes dated June 11, 1999 and February 10, 2000 were filed with the Secretary of the Commonwealth on September 9, 1999 and February 17, 2000, respectively;

WHEREAS, by action taken by the Trustees at a meeting held on September 16, 1999 and by instrument executed on February 10, 2000, the shares of each Series designated GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund, GE Tax-Exempt Fund, GE U.S. Equity Fund, GE Premier Growth Equity Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Fixed Income Fund, GE Short-Term Government Fund, GE High Yield Fund and GE Strategic Investment Fund were divided into an additional class of shares designated Class C Shares, effective as of September 17, 1999, and two separate Amendments to Establishment and Designation of Classes dated September 17, 1999 and February 10, 2000 were filed with the Secretary of the Commonwealth on September 23, 1999 and February 17, 2000, respectively;

WHEREAS, the Trustees, by action taken at a meeting held on December 13, 1999, established and designated four additional series of the trust as GE Premier Research Equity Fund, GE Premier Value Equity Fund, GE Premier International Equity Fund and GE S&P 500 Index Fund and an Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest, $.001 Par Value per Share dated March 16, 2000 was filed on March 21, 2000 with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on December 13, 1999, authorized the division of the shares of beneficial interest of the series of the Trust designated GE Premier Research Equity Fund, GE Premier Value Equity Fund and GE Premier International Equity Fund into four classes of Shares, within the meaning of Section 5.22 of the Declaration, designated Class A Shares, Class B Shares, Class C Shares and Class Y Shares and an Establishment and Designation of Classes dated March 16, 2000 was filed on March 21, 2000 with the Secretary of the Commonwealth;

WHEREAS, the Trustees terminated the series GE Emerging Markets Fund effective May 31, 2002 or such other date as determined by the officers of the Trust by filing on June 3, 2002 an Instrument of Termination with the Secretary of the Commonwealth;

WHEREAS, the Trustees terminated the series GE Europe Equity Fund, GE High Yield Fund and GE S&P 500 Index Fund effective February 28, 2003 or such other date as determined by the officers of the Trust by filing on March 5, 2003 an Instrument of Termination of Series with the Secretary of the Commonwealth;

WHEREAS, the Trustees terminated the series GE Mid Cap Growth Fund, GE Mid Cap Value Equity Fund, GE Premier Research Equity Fund and GE Premier International Equity Fund effective September 23, 2003 or such other date as determined by the officers of the Trust by filing on September 23, 2003 an Instrument of Termination of Series with the Secretary of the Commonwealth;

WHEREAS, the Trustees terminated the series GE Premier Value Equity Fund effective May 26, 2004 or such other date as determined by the officers of the Trust by filing on May 26, 2004 an Instrument of Termination of Series with the Secretary of the Commonwealth;

WHEREAS, the Trustees, by action taken at a meeting held on December 16, 2005, redesignated GE Small-Cap Value Equity Fund as GE Small-Cap Equity Fund;

WHEREAS, the Trustees, by action taken at a meeting held on December 12, 2007, reclassified the issued and outstanding Classes of Shares of GE Money Market Fund as Retail Share Class and divided the Series into an additional class of Shares, designated the Institutional Share Class, effective January 29, 2008,

WHEREAS, the Trustees, by action taken at a meeting held on December 12, 2007, redesignated GE Value Equity Fund as GE Core Value Equity Fund effective January 29, 2008;

WHEREAS, the Trustees, by action taken at a meeting held on December 12, 2007, established an additional class of Shares, designated Class R Shares, for each of the following Series:

GE U.S. Equity Fund

GE Core Value Equity Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Fixed Income Fund

GE Short-Term Government Fund

GE Strategic Investment Fund

effective January 29, 2008;

WHEREAS, the Class Y Shares were authorized as a class of GE Government Securities Fund on June 11, 1999 but were never authorized for issuance;

WHEREAS, the Trustees, by action taken at a meeting held on December 12, 2007, determined to amend and restate each of the foregoing prior designations in their entirety into one new instrument, an Amended and Restated Designation of Series and Classes of Shares of Beneficial Interests as of such date;

WHEREAS, the Trustees, by action taken at meetings held on May 5, 2008 and June 11, 2008, established and designated two additional series of the Trust as GE Emerging Markets Equity Fund and GE High Yield Fund;

WHEREAS, the Trustees, by action taken at meetings held on May 5, 2008 and June 11, 2008, authorized the division of the shares of beneficial interest of the series of the Trust designated as GE Emerging Markets Equity Fund and GE High Yield Fund into four classes of Shares, within the meaning of Section 5.22 of the Declaration, designated Class A, Class C, Class R and Class Y Shares;

WHEREAS, the Trustees, by action taken at a meeting held on September 26, 2008 redesignated GE Strategic Investment Fund as GE Total Return Fund effective January 29, 2009;

WHEREAS, the Trustees, by action taken at a meeting held on September 20, 2010, authorized name changes to each of the Series to remove the designation “GE” from the name and replace it with “Highland”, such change to take effect as of the change to the name of the Trust to Highland Funds on February 22, 2011.

NOW THEREFORE, in order to incorporate the foregoing, this Designation be and hereby is amended and restated in its entirety as of the 22nd day of February, 2011 as follows:

The series and corresponding classes of series are as follows:

Highland U.S. Equity Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares Class Y Shares

Highland Tax-Exempt Fund	Class A Shares, Class B Shares, Class C Shares and Class Y Shares

Highland Fixed Income Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Global Equity Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Total Return Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Money Market Fund II	Retail Share Class, Institutional Share Class

Highland International Equity Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Short-Term Government Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland International Fixed Income Fund	Class A Shares, Class B Shares, Class C Shares and Class Y Shares

Highland Premier Growth Equity Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Government Securities Fund	Class A Shares, Class B Shares and Class C Shares

Highland Core Value Equity Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Emerging Markets Equity Fund	Class A Shares, Class C Shares, Class R Shares and Class Y Shares

Highland High Yield Fund	Class A Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Small-Cap Equity Fund	Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class Y Shares

Highland Small-Cap Growth Equity Fund	Class A Shares, Class B Shares, Class C Shares and Class Y Shares

with each such series to have the relative rights and preferences as set forth in paragraphs (a) through (f) of Section 5.11 of the Declaration and each class of shares to be entitled to all the rights and preferences accorded to shares under the Declaration.

IN WITNESS WHEREOF, the undersigned, being the Secretary of the Trust, has hereunto set his/her hand as of the 16th day of February, 2011

GE FUNDS

By:	/s/ Joon Won Choe
Joon Won Choe, Secretary

GE FUNDS

NAME CHANGE AMENDEMNT TO

DECLARATION OF TRUST

The undersigned, being a majority of the Trustees of GE Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (the “Trust”) under a Declaration of Trust dated as of August 10, 1992, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust, by vote of at least a majority of the Trustees of the Trust then in office acting pursuant to Section 8.3 of the Declaration at a meeting held on September 20, 2010, approved the following:

The name of the Trust is changed to Highland Funds II.

Section 1.1 of the Declaration is amended in its entirety as follows:

Section 1.1 Name. The name of the Trust created hereby is “Highland Funds II” (the “Trust”).

And all other references to the Trust in the Declaration are amended accordingly.

This name change amendment shall be effective as of February 22, 2011.

IN WITNESS WHEREOF, the undersigned have executed this certificate as of this 16 day of February, 2011.

Signature	Title

/s/ Michael J. Cosgrove	Trustee, President and Chairman of the Board
Michael J. Cosgrove	(Chief Executive Officer)

Trustee
John R. Costantino

/s/ Matthew J. Simpson	Trustee
Matthew J. Simpson

Trustee
Robert P. Quinn

GE FUNDS

NAME CHANGE AMENDEMNT TO

DECLARATION OF TRUST

The undersigned, being a majority of the Trustees of GE Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (the “Trust”) under a Declaration of Trust dated as of August 10, 1992, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust, by vote of at least a majority of the Trustees of the Trust then in office acting pursuant to Section 8.3 of the Declaration at a meeting held on September 20, 2010, approved the following:

The name of the Trust is changed to Highland Funds II.

Section 1.1 of the Declaration is amended in its entirety as follows:

Section 1.1 Name. The name of the Trust created hereby is “Highland Funds II” (the “Trust”).

And all other references to the Trust in the Declaration are amended accordingly.

This name change amendment shall be effective as of February 22, 2011.

IN WITNESS WHEREOF, the undersigned have executed this certificate as of this 16 day of February, 2011.

Signature	Title

Trustee, President and Chairman of the Board
Michael J. Cosgrove	(Chief Executive Officer)

/s/ John R. Costantino	Trustee
John R. Costantino

Trustee
Matthew J. Simpson

Trustee
Robert P. Quinn

GE FUNDS

NAME CHANGE AMENDEMNT TO

DECLARATION OF TRUST

The undersigned, being a majority of the Trustees of GE Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (the “Trust”) under a Declaration of Trust dated as of August 10, 1992, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust, by vote of at least a majority of the Trustees of the Trust then in office acting pursuant to Section 8.3 of the Declaration at a meeting held on September 20, 2010, approved the following:

The name of the Trust is changed to Highland Funds II.

Section 1.1 of the Declaration is amended in its entirety as follows:

Section 1.1 Name. The name of the Trust created hereby is “Highland Funds II” (the “Trust”).

And all other references to the Trust in the Declaration are amended accordingly.

This name change amendment shall be effective as of February 22, 2011.

IN WITNESS WHEREOF, the undersigned have executed this certificate as of this 16 day of February, 2011.

Signature	Title

Trustee, President and Chairman of the Board
Michael J. Cosgrove	(Chief Executive Officer)

Trustee
John R. Costantino

Trustee
Matthew J. Simpson

/s/ Robert P. Quinn	Trustee
Robert P. Quinn